INCOME TAXES - Components of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Jan. 31, 2020	Jan. 31, 2019
Deferred tax assets:
Net operating loss carryforwards	$ 21,101	$ 18,769
Stock-based compensation expense	1,251	1,163
Tax credit carryforwards	1,203	1,022
Operating lease liability	285
Other	121	160
Total deferred tax assets	23,961	21,114
Less: Valuation allowance	(23,700)	$ (21,114)
Net deferred tax assets	261
Operating lease right-of-use asset	(261)
Total deferred tax liability	$ (261)